UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

April 21, 2010
(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
0-19133	75-2237318
(Commission File Number)	(IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(817) 460-3947
Registrant's telephone number, including area code:

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

The Company's revolving credit facility agreement with the two commercial lenders (the "Credit Facility") in the amount of $90 million expired in accordance with its scheduled termination date of April 15, 2010. The Company had no amount outstanding or borrowed under the Credit Facility as of the expiration date or at any time since December 31, 2009.

The Company expects to enter to into a new credit facility agreement with the same commercial lenders. At March 31, 2010, the Company had approximately $47 million of cash, of which approximately $34 million was invested and in excess of normal cash balances required to support store operations. Management believes that its available cash balances and expected cash flows from operations will support the operations and growth plans for 2010 and that the Company is not dependent upon the execution of a new credit facility agreement in order to support the normal liquidity and working capital needs of the Company during 2010.

The information provided in this Item 1.02 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 2.02. Results of Operations and Financial Condition.

First Cash Financial Services, Inc. has issued a press release announcing its financial results for the three month period ended March 31, 2010. The Company's press release dated April 21, 2010 announcing the results is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

The information provided in this Item 2.02 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release dated April 21, 2010 announcing the Company's financial results for the three month period ended March 31, 2010.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2010	First Cash Financial Services, Inc. (Registrant)
/s/ R. DOUGLAS ORR R. Douglas Orr Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated April 21, 2010